UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

HOME BISTRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56222	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2022 (the “Issue Date”), Home Bistro, Inc., a Nevada corporation (the “Company”), entered into those certain Securities Purchase Agreements dated as of May 24, 2021 (the “SPAs”), by and between the Company and each of GS Capital Partners, LLC, a Nevada limited liability company, and Jefferson Street Capital LLC, a New Jersey limited liability company (collectively, the “Investors”). Pursuant to the SPAs, among other things, the Company agreed to issue to the Investors (i) convertible notes in the original principal amounts of $182,926.83 and $150,000.00 (the “Notes”), respectively, and (ii) warrants to purchase up to 318,314 and 217,391 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Warrants”, and together with the SPAs and the Notes, the “Agreements”), respectively. Upon closing, the Company received $252,500 in gross proceeds from the Investors.

The Notes mature on May 24, 2023. The Investors may only convert the Notes at any time on or following (i) the occurrence of an event of default under the Notes or (ii) the date the Company consummates an offering that results in the listing of the Company’s Common Stock on any national securities exchange on or before 180 calendar days after the Issue Date (an “Uplist Offering”). The per share conversion price into which the Note is convertible into shares of Common Stock (the “Conversion Price”) is equal the lower of (i) 75% of the closing price of the Common Stock on the date of the investment, and (ii) 90% of the lowest volume weighted average price for the Common Stock during the five trading day period ending on the latest complete trading day prior to the conversion date, provided, however, that if the Company consummates an Uplist Offering, then the Conversion Price shall equal 75% of the offering price per share of Common Stock (or unit, if units are offered in the Uplist Offering) at which the Uplist Offering is made.

Upon the occurrence and during the continuation of any event of default under the Notes, the Notes become immediately due and payable and the Company is obligated to pay the Investors in full satisfaction of its obligations thereunder an amount equal to the principal amount then outstanding plus accrued interest (including any default interest) through the date of full repayment multiplied by 150%.

The obligations under the Notes are not secured by any assets of the Company.

The Warrants provide the Investors with the right to purchase up to up to 318,314 and 217,391 shares of Common Stock, respectively, at an exercise price of $0.575, provided, however, that if the Company consummates an Uplist Offering, then the exercise price shall equal 120% of the offering price per share of Common Stock (or unit, if units are offered in the Uplist Offering) at which the Uplist Offering is made. The right to purchase such shares of Common Stock under the Warrants is subject to the adjustments and the Investor ownership limitations set forth therein, until the date which is the last calendar day of the month in which the third anniversary of the Issue Date occurs.

The Notes and the Warrants also provide the Investors with certain “piggyback” registration rights, permitting them to request that the Company include the shares issued upon conversion of the Notes or exercise of the Warrants, respectively, for sale in certain registration statements filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”).

The Agreements contain other provisions, covenants and restrictions common with this type of debt transaction, including a no shorting provision preventing the Investor from taking a short position against the Company’s stock. Furthermore, the Company is subject to certain negative covenants under the Agreements, which the Company also believes are also customary for transactions of this type.

The preceding summaries of the SPAs, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the SPAs, the Notes and the Warrants, which are filed as Exhibits 10.1 and 10.4, 10.2 and 10.5, and 10.3 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The Agreements have been included as exhibits to this Current Report on Form 8-K to provide investors and securityholders with information regarding certain of its terms. This information is not intended to provide any financial or other information about the parties to the Agreements or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreements are made only for purposes of the Agreements and as of the date of the Agreements, are solely for the benefit of the parties to the Agreements, may be subject to limitations agreed upon by the parties, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreements, and such subsequent information may not be fully reflected in public disclosures by the parties to the Agreements. The information in the Agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Note set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The descriptions of the SPAs, the Notes and the Warrants set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The shares of Common Stock issued pursuant to the SPAs, and the Notes and the Warrants, were issued in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated as of May 24, 2022, by and between Home Bistro, Inc. and GS Capital Partners, LLC.
10.2	15% Convertible Note, dated May 24, 2022, issued to GS Capital Partners, LLC.
10.3	Warrant to Purchase Shares of Common Stock, dated May 18, 2022, issued to GS Capital Partners, LLC .
10.4	Securities Purchase Agreement, dated as of May 24, 2022, by and between Home Bistro, Inc. and Jefferson Street Capital LLC.
10.5	15% Convertible Note, dated May 24, 2022, issued to Jefferson Street Capital LLC.
10.6	Warrant to Purchase Shares of Common Stock, dated May 24, 2022, issued to Jefferson Street Capital LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BISTRO, INC.

Date: June 1, 2022	By:	/s/ Zalmi Duchman
		Name:	Zalmi Duchman
		Title:	Chief Executive Officer

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